MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE        Two World Trade Center
TRUST III                                               New York, New York 10048

LETTER TO THE SHAREHOLDERS January 31, 2000

DEAR SHAREHOLDER:

The 12-month period ended January 31, 2000, was a difficult one for high-yield bond investors. For much of the period the market struggled to recover from the woes that had plagued it in late 1998. At that time, concerns about the effect of foreign-market crises on the U.S. economy sparked fears of a possible recession. These fears led investors to seek the relative safety of U.S. government securities over more economically sensitive investments such as equities and high-yield bonds, which resulted in a sharp correction in the high-yield marketplace.

The weak market conditions continued into and throughout much of calendar 1999 as investor concerns over the foreign-market crises and a possible recession were replaced with ones over sharply rising interest rates, the Federal Reserve Board's credit-tightening actions, the looming threat of inflation and the uncertainty of the Y2K bug's effect on corporate earnings and the financial markets. These fears affected all of the fixed-income markets during 1999, with Treasuries and municipal bonds also suffering significant losses.

On a more positive note, as a result of the weakness in the market over the past year and a half, yields on lower-rated corporate bonds are approaching their highest levels in nearly a decade. Today, high-yield bonds are providing an unusually large yield advantage over Treasuries. Historically, abnormally high yield advantages have signaled turning points in the high-yield market, resulting in strong total returns as bond prices recover.

PERFORMANCE

During the fiscal year ended January 31, 2000, Morgan Stanley Dean Witter High Income Advantage Trust III produced a total return of -8.11 percent, based on a change in net asset value (NAV) and reinvestment of distributions. For the same period, the Trust's total

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III return for the fiscal year was -19.47 percent, based on a change in its market price on the New York Stock Exchange (NYSE) and reinvestment of distributions.

After eight years of the Trust maintaining a steady monthly dividend, its Trustees recommended adjusting the Trust's distribution rate to better reflect the current income-earning potential of its portfolio securities. Beginning with the dividend declared on September 28, 1999, and payable on October 22, 1999, the Trust's monthly income dividend was set at $0.055 per share, down from the previous month's rate of $0.06 per share. We believe that the new target dividend rate will provide the Trust with added investment flexibility. For the entire fiscal year, the Trust paid distributions totaling $0.70 per share.

PORTFOLIO STRATEGY

As discussed, the past year and a half has been an extremely difficult period for the high-yield market, particularly the B-rated sector, the market's largest sector. The result has been prolonged weakness in the high-yield market, causing high-yield bond prices to decline sharply and yields to rise dramatically. Although the Trust's position in the more defensive, higher quality end of the market held up relatively well during the turbulent market environment, its long-term core position in the B-rated sector was adversely affected. However, with yields on B-rated issues at or near 10-year highs and with many issues trading at significant discounts to their stated maturity value, we view the B-rated sector as extremely undervalued. In light of our positive long-term outlook, we are maintaining our focus on this large sector of the market, which we believe offers the Trust strong long-term total return potential.

From an industry perspective we presently view the telecommunications sector to be an excellent investment opportunity, given the overwhelming trend toward providing expanded worldwide telecommunications services, including voice, video and data services over a combination of hardline and wireless networks. The combination of very strong growth prospects for the industry, along with an incentive to form strategic partnerships with other major players, provides the fundamental backdrop for higher profitability and future significant credit improvement. Included among the Trust's current holdings are a number of telecom companies, which recently have either announced important strategic partnerships or have raised equity capital to fuel future growth and profits. These holdings include Advanced Radio Telecom, American Mobile Satellite, Arch Communications, Caprock Communications, Covad Communications, Dobson Communications, Level 3 Communications, NextLink Communications, Primus Telecommunications, Versatel Telecommunications, Viatel and Winstar Communications.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

LOOKING AHEAD

In light of today's substantially higher yields and significantly discounted bond prices, we view the high-yield market as an excellent long-term investment opportunity, particularly given the favorable economic outlook. Assuming a soft landing in the economy with growth continuing into the second half of the year, we would expect the high-yield market to recover and high-yield bond prices to rebound from their currently depressed levels. Although the B-rated segment of the market has not been a good investment performer over the past year and a half, we remain confident that its attractive yield and appreciation potential remain intact for long-term investors.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lowest at the time of purchase.

We appreciate your ongoing support of Morgan Stanley Dean Witter High Income Advantage Trust III and look forward to serving your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

PORTFOLIO OF INVESTMENTS January 31, 2000

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (95.6%)
            Aerospace (0.8%)
$    500    Sabreliner Corp. - 144A*.............  11.00 %   06/15/08    $   405,000
                                                                         -----------

            Beverages - Non-Alcoholic (1.5%)
   1,000    Sparkling Spring Water (Canada)......  11.50     11/15/07        790,000
                                                                         -----------

            Books/Magazines (0.4%)
     250    Perry-Judds, Inc. ...................  10.625    12/15/07        210,000
                                                                         -----------

            Broadcast/Media (0.6%)
     300    Tri-State Outdoor Media Group........  11.00     05/15/08        291,000
                                                                         -----------

            Broadcasting (0.4%)
     200    STC Broadcasting, Inc. ..............  11.00     03/15/07        198,500
                                                                         -----------

            Cable Television (6.1%)
     900    21st Century Telecom Group, Inc. ....  12.25++   02/15/08        619,875
   3,750    Australis Holdings Ltd. (Australia)
             (a).................................  15.00++   11/01/02         37,500
     500    Knology Holdings Inc. ...............  11.875++  10/15/07        325,000
     300    Optel Inc. (Series B) (a)............  13.00     02/15/05        270,000
   2,200    Optel Inc. (Series B) (a)(b).........  11.50     07/01/08      1,892,000
                                                                         -----------
                                                                           3,144,375
                                                                         -----------
            Casino/Gambling (4.1%)
   2,800    Aladdin Gaming Holdings/Capital Corp.
             (Series B)..........................  13.50++   03/01/10      1,288,000
   1,500    Fitzgeralds Gaming Corp. (Series B)
             (b).................................  12.25     12/15/04        825,000
                                                                         -----------
                                                                           2,113,000
                                                                         -----------
            Cellular Telephone (2.0%)
     300    American Cellular Corp...............  10.50     05/15/08        340,500
     250    Clearnet Communications Inc.
             (Canada)............................  14.75++   12/15/05        247,500
     300    Dobson/Sygnet Communications.........  12.25     12/15/08        325,500
     300    Dolphin Telecom PLC (United
             Kingdom)............................  14.00++   05/15/09        120,000
                                                                         -----------
                                                                           1,033,500
                                                                         -----------
            Construction/Agricultural
             Equipment/Trucks (1.4%)
     750    J.B. Poindexter & Co., Inc. .........  12.50     05/15/04        720,000
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Consumer Electronics/Appliances
             (1.4%)
$  5,000    International Semi-Tech
             Microelectronics, Inc.
             (Canada)(a).........................  11.50 %++ 08/15/03    $   250,000
     500    Windmere-Durable Holdings, Inc. .....  10.00     07/31/08        487,500
                                                                         -----------
                                                                             737,500
                                                                         -----------
            Consumer Specialties (1.6%)
   1,000    Samsonite Corp. .....................  10.75     06/15/08        850,000
                                                                         -----------

            Consumer/Business Services (4.3%)
     500    Anacomp, Inc. (Series B).............  10.875    04/01/04        497,500
     621    Comforce Corp. (Series B)............  15.00+    12/01/09        279,516
   1,500    Comforce Operating, Inc. ............  12.00     12/01/07        825,000
   1,400    Entex Information Services, Inc. ....  12.50     08/01/06        630,000
                                                                         -----------
                                                                           2,232,016
                                                                         -----------
            Containers/Packaging (4.1%)
   1,000    Berry Plastics Corp. ................  12.25     04/15/04      1,010,000
   1,583    Envirodyne Industries, Inc. .........  10.25     12/01/01        870,650
     300    Impac Group Inc. (Series B)..........  10.125    03/15/08        258,000
                                                                         -----------
                                                                           2,138,650
                                                                         -----------
            Contract Drilling (1.2%)
   1,000    Northern Offshore ASA (Series B)
             (Norway)............................  10.00     05/15/05        610,000
                                                                         -----------

            Diversified Electronic Products
             (0.8%)
     500    High Voltage Engineering, Inc........  10.75     08/15/04        410,000
                                                                         -----------

            Diversified Manufacturing (5.6%)
     300    Eagle-Picher Industries, Inc. .......   9.375    03/01/08        257,625
   3,900    Jordan Industries, Inc. (Series B)...  11.75++   04/01/09      2,652,000
                                                                         -----------
                                                                           2,909,625
                                                                         -----------
            Electronic Distributors (0.2%)
   1,000    CHS Electronics, Inc. ...............   9.875    04/15/05         80,000
                                                                         -----------

            Environmental Services (0.4%)
     250    Allied Waste North America
             Inc. - 144A*........................  10.00     08/01/09        219,375
                                                                         -----------

            Food Chains (1.1%)
     260    Eagle Food Centers, Inc. ............   8.625    04/15/00        124,800
     750    Pueblo Xtra International, Inc.
            (Series C)...........................   9.50     08/01/03        435,000
                                                                         -----------
                                                                             559,800
                                                                         -----------
            Food Distributors (0.9%)
     500    Fleming Companies, Inc. (Series B)...  10.625    07/31/07        450,000
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Hotels/Resorts (1.5%)
  $  500    Epic Resorts LLC (Series B)..........  13.00 %   06/15/05    $   375,000
     600    Resort At Summerlin (Series B).......  13.00+    12/15/07        419,716
                                                                         -----------
                                                                             794,716
                                                                         -----------
            Industrial Specialties (2.1%)
     300    Indesco International Inc. ..........   9.75     04/15/08        123,000
     500    International Wire Group, Inc. ......  11.75     06/01/05        513,750
     500    Outsourcing Services Group, Inc.
             (Series B)..........................  10.875    03/01/06        435,000
                                                                         -----------
                                                                           1,071,750
                                                                         -----------
            Internet Services (1.8%)
     500    Cybernet Internet Services Inc. .....  14.00     07/01/09        435,000
     250    Globix Corp. - 144A*.................  12.50     02/01/10        252,500
     250    PSINet, Inc. - 144A*.................  10.50     12/01/06        253,750
                                                                         -----------
                                                                             941,250
                                                                         -----------
            Medical Specialties (2.4%)
     900    Mediq/PRN Life Support Services
             Inc. ...............................  11.00     06/01/08        225,000
   1,000    Universal Hospital Services, Inc.
            (issued 02/25/98)....................  10.25     03/01/08        680,000
     500    Universal Hospital Services, Inc.
            (issued 01/26/99)....................  10.25     03/01/08        325,000
                                                                         -----------
                                                                           1,230,000
                                                                         -----------
            Medical/Nursing Services (1.3%)
   1,500    Pediatric Services of America, Inc.
             (Series A)..........................  10.00     04/15/08        690,000
                                                                         -----------

            Military/Gov't/Technical (0.5%)
     300    Loral Space & Communications Ltd. ...   9.50     01/15/06        273,000
                                                                         -----------

            Movies/Entertainment (0.3%)
     250    Regal Cinemas Inc. ..................   9.50     06/01/08        171,250
                                                                         -----------

            Office Equipment/Supplies (1.6%)
   1,300    Mosler, Inc. ........................  11.00     04/15/03        819,000
                                                                         -----------

            Oil Refining/Marketing (0.0%)
   1,500    Transamerican Refining Corp. (Series
            B) (a)(b)............................  16.00     06/30/03         18,750
                                                                         -----------

            Other Telecommunications (10.6%)
   1,000    Birch Telecom Inc. ..................  14.00     06/15/08      1,010,000
     500    DTI Holdings Inc. (Series B).........  12.50++   03/01/08        230,000

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$    300    Esprit Telecom Group PLC (United
             Kingdom)............................  10.875%   06/15/08    $   286,500
   1,800    Firstworld Communications, Inc. .....  13.00++   04/15/08        900,000
     300    Globenet Comm Group Ltd. - 144A*.....  13.00     07/15/07        294,000
     300    Pac-West Telecom Inc. ...............  13.50     02/01/09        316,500
     500    Primus Telecommunication Group, Inc.
             (Series B)..........................   9.875    05/15/08        450,000
     300    Versatel Telecom International NV
             (Netherlands).......................  13.25     05/15/08        317,250
     300    Viatel Inc. .........................  11.25     04/15/08        282,000
     250    Viatel Inc. .........................  11.50     03/15/09        238,750
   1,000    World Access, Inc. (c)...............  13.25     01/15/08        890,000
     300    Worldwide Fiber Inc. - 144A*
             (Canada)............................  12.00     08/01/09        315,000
                                                                         -----------
                                                                           5,530,000
                                                                         -----------
            Package Goods/Cosmetics (1.9%)
   1,000    J.B. Williams Holdings, Inc. ........  12.00     03/01/04      1,001,250
                                                                         -----------

            Printing/Forms (0.5%)
     500    Premier Graphics Inc. ...............  11.50     12/01/05        275,000
                                                                         -----------

            Restaurants (5.6%)
   6,251    American Restaurant Group Holdings,
             Inc. - 144A* (c)....................   0.00     12/15/05      1,968,971
   1,500    FRD Acquisition Corp. (Series B).....  12.50     07/15/04        675,000
     300    Friendly Ice Cream Corp. ............  10.50     12/01/07        253,500
                                                                         -----------
                                                                           2,897,471
                                                                         -----------
            Retail - Specialty (1.0%)
     300    Pantry, Inc. ........................  10.25     10/15/07        288,000
     250    Petro Stopping Centers L.P. .........  10.50     02/01/07        226,250
                                                                         -----------
                                                                             514,250
                                                                         -----------
            Specialty Foods/Candy (2.4%)
   8,322    SFAC New Holdings Inc. (c)...........  13.00++   06/15/09      1,248,276
                                                                         -----------

            Telecommunications (11.3%)
     300    Caprock Communications Corp.
             (Series B)..........................  12.00     07/15/08        308,250
     250    Covad Communications Group, Inc. ....  12.50     02/15/09        257,500

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$  1,000    e. Spire Communications, Inc. .......  13.75 %   07/15/07    $   830,000
     500    Focal Communications, Corp. (Series
             B)..................................  12.125++  02/15/08        331,250
     300    GST Equipment Funding, Inc...........  13.25     05/01/07        301,500
     500    Hyperion Telecommunication, Inc.
             (Series B)..........................  12.25     09/01/04        537,500
     300    Level 3 Communications, Inc. ........   9.125    05/01/08        279,000
     500    NextLink Communications, Inc. .......  12.50     04/15/06        527,500
   8,750    Normex Technologies Corp. (Series B)
             (a)(b)..............................  14.00++   05/15/02        962,500
     900    Rhythms Netconnections, Inc. ........  12.75     04/15/09        855,000
     250    Startec Global Communications
             Corp. ..............................  12.00     05/15/08        208,750
     500    Talton Holdings, Inc. (Series B).....  11.00     06/30/07        460,000
                                                                         -----------
                                                                           5,858,750
                                                                         -----------
            Wireless Communications (11.9%)
   2,000    Advanced Radio Telecom Corp. ........  14.00     02/15/07      1,860,000
     500    AMSC Acquisition Co., Inc. (Series
             B)..................................  12.25     04/01/08        382,500
     200    Arch Escrow Corp. ...................  13.75     04/15/08        162,000
     220    Cellnet Data Systems, Inc. (a).......  15.00     01/31/00        220,000
   4,000    Cellnet Data Systems, Inc. (a).......  14.00++   10/01/07        480,000
     500    Globalstar LP/Capital Corp. .........  10.75     11/01/04        340,000
     600    Orbcomm Global LP/Capital Corp.
             (Series B)..........................  14.00     08/15/04        522,000
   1,000    Paging Network, Inc. ................  10.125    08/01/07        410,000
   1,500    Paging Network, Inc. ................  10.00     10/15/08        615,000
   1,000    USA Mobile Communications Holdings,
             Inc. ...............................  14.00     11/01/04        850,000
     300    Winstar Equipment Corp. .............  12.50     03/15/04        318,000
                                                                         -----------
                                                                           6,159,500
                                                                         -----------

            TOTAL CORPORATE BONDS
            (Identified Cost $70,469,916).............................    49,596,554
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

NUMBER OF
 SHARES                                                                     VALUE
-------------------------------------------------------------------------------------
            COMMON STOCKS (d) (0.2%)
            Clothing/Shoe/Accessory Stores (0.0%)
 551,830    County Seat Stores, Inc. (c)..............................   $     4,966
                                                                         -----------

            Hotels/Resorts (0.0%)
   2,000    Motels of America, Inc. - 144A*...........................           500
                                                                         -----------

            Medical/Nursing Services (0.0%)
 104,665    Raintree Healthcare Corp. (c).............................           942
                                                                         -----------

            Other Telecommunications (0.1%)
   3,142    World Access, Inc. (c)....................................        54,003
                                                                         -----------

            Restaurants (0.0%)
   4,750    American Restaurant Group Holdings, Inc. - 144A*..........         1,188
                                                                         -----------

            Specialty Foods/Candy (0.1%)
     453    SFAC New Holdings Inc. (c)................................           113
  90,000    Specialty Foods Acquisition Corp. - 144A*.................        22,500
                                                                         -----------
                                                                              22,613
                                                                         -----------
            Telecommunication Equipment (0.0%)
  41,066    FWT Inc. (Class A) (c)....................................           411
                                                                         -----------

            Textiles (0.0%)
 112,296    United States Leather, Inc. (c)...........................         1,123
                                                                         -----------

            TOTAL COMMON STOCKS
            (Identified Cost $6,392,045)..............................        85,746
                                                                         -----------

            PREFERRED STOCKS (0.4%)
            Oil Refining/Marketing (0.0%)
   2,633    Transamerica Refining Corp. (Conv.) (Class B)*............            26
   1,448    Transamerica Refining Corp. (Conv.) (Class C)*............            15
   3,818    Transamerica Refining Corp. (Conv.) (Class D)*............            38
   7,899    Transamerica Refining Corp. (Conv.) (Class E)*............            79
                                                                         -----------
                                                                                 158
                                                                         -----------
            Telecommunication Equipment (0.4%)
 410,666    FWT Inc. (Series A) (c)...................................       205,333
                                                                         -----------

            TOTAL PREFERRED STOCKS
            (Identified Cost $1,647,295)..............................       205,491
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

NUMBER OF                                                   EXPIRATION
WARRANTS                                                       DATE         VALUE
-------------------------------------------------------------------------------------
            WARRANTS (d) (1.2%)
            Aerospace (0.1%)
   2,500    Sabreliner Corp. - 144A*......................   04/15/03    $    25,000
                                                                         -----------

            Casino/Gambling (0.0%)
  23,000    Aladdin Gaming Enterprises, Inc. - 144A*......   03/01/10            230
                                                                         -----------

            Hotels/Resorts (0.0%)
     500    Epic Resorts LLC - 144A*......................   06/15/05              5
     500    Resort At Summerlin - 144A*...................   12/15/07              5
                                                                         -----------
                                                                                  10
                                                                         -----------
            Internet Services (0.1%)
     500    Cybernet Internet Services Inc. - 144A*.......   07/01/09         75,000
                                                                         -----------

            Oil Refining/Marketing (0.0%)
   1,500    Transamerican Refining Corp. - 144A*..........   06/30/03              1
                                                                         -----------

            Other Telecommunications (1.0%)
   1,000    Birch Telecom Inc. - 144A*....................   06/15/08         55,000
   2,500    DTI Holdings Inc. - 144A*.....................   03/01/08             25
   1,800    Firstworld Communications, Inc. - 144A*.......   04/15/08        270,000
     500    Versatel Telecom BV - 144A* (Netherlands).....   05/15/08        195,000
                                                                         -----------
                                                                             520,025
                                                                         -----------
            Telecommunications (0.0%)
     250    Startec Global Communications Corp. - 144A*...   05/15/08          4,500
                                                                         -----------

            Wireless Communications (0.0%)
     500    American Mobile Satellite Corp. - 144A*.......   04/01/08         17,500
                                                                         -----------

            TOTAL WARRANTS
            (Identified Cost $249,674)................................       642,266
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

PRINCIPAL
AMOUNT IN                                           COUPON    MATURITY
THOUSANDS                                            RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (0.6%)
            REPURCHASE AGREEMENT
$313        The Bank of New York (dated 01/31/00;
            proceeds $312,640) (e)
            (Identified Cost $312,590)............     5.75%  02/01/00    $  312,590
                                                                          ----------

            TOTAL INVESTMENTS
            (Identified Cost $79,071,520) (f)..................   98.0%   50,842,647


            OTHER ASSETS IN EXCESS OF LIABILITIES..............    2.0     1,026,739
                                                                 -----    ----------

            NET ASSETS........................................   100.0%  $51,869,386
                                                                 =====    ==========


---------------------
 *  Resale is restricted to qualified institutional investors.
 +  Payment-in-kind security.
 ++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a) Issuer in bankruptcy.
(b) Non-income producing security; bond in default.
(c) Acquired through exchange offer.
(d) Non-income producing securities.
(e) Collateralized by $328,052 U.S. Treasury Note 5.625% due 02/15/06 valued at $318,842.
(f) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,892,307 and the aggregate gross unrealized depreciation is $30,121,180, resulting in net unrealized depreciation of $28,228,873.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2000

ASSETS:
Investments in securities, at value
 (identified cost $79,071,520)............  $ 50,842,647
Interest receivable.......................     1,367,611
Prepaid expenses and other assets.........         2,259
                                            ------------

   TOTAL ASSETS...........................    52,212,517
                                            ------------

LIABILITIES:
Payable for:
   Investments purchased..................       250,000
   Investment management fee..............        33,010
Accrued expenses and other payables.......        60,121
                                            ------------
   TOTAL LIABILITIES......................       343,131
                                            ------------
NET ASSETS................................  $ 51,869,386
                                            ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...........................  $111,277,286
Net unrealized depreciation...............   (28,228,873)
Accumulated undistributed net investment
 income...................................       541,544
Accumulated net realized loss.............   (31,720,571)
                                            ------------
   NET ASSETS.............................  $ 51,869,386
                                            ============

NET ASSET VALUE PER SHARE,
 12,837,779 shares outstanding
 (unlimited shares authorized of $.01 par
 value)...................................         $4.04
                                            ============
STATEMENT OF OPERATIONS
For the year ended January 31, 2000

NET INVESTMENT INCOME:

                                            $  9,178,570
INTEREST INCOME...........................  ------------


EXPENSES

Investment management fee.................       435,204
Professional fees.........................        69,835
Transfer agent fees and expenses..........        39,848
Registration fees.........................        25,440
Shareholder reports and notices...........        19,919
Trustees' fees and expenses...............        12,411
Custodian fees............................         7,992
Other.....................................        12,739
                                            ------------

                                                 623,388
   TOTAL EXPENSES.........................   ------------


                                               8,555,182
   NET INVESTMENT INCOME..................   ------------


NET REALIZED AND UNREALIZED LOSS:
Net realized loss.........................   (1,211,052)
Net change in unrealized depreciation.....   (11,007,329)
                                             ------------


   NET LOSS...............................  (12,218,381)
                                            ------------
NET DECREASE.............................. $ (3,663,199)
                                            ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR       FOR THE YEAR
                                                            ENDED              ENDED
                                                        JANUARY 31, 2000   JANUARY 31, 1999
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.................................    $  8,555,182       $  9,260,801
Net realized loss.....................................      (1,211,052)        (2,152,260)
Net change in unrealized depreciation.................     (11,007,329)       (12,713,436)
                                                          ------------       ------------

    NET DECREASE......................................      (3,663,199)        (5,604,895)

Dividends from net investment income..................      (9,012,471)        (9,271,165)

Decrease from transactions in shares of beneficial
 interest.............................................        (151,345)                --
                                                          ------------       ------------

    NET DECREASE......................................     (12,827,015)       (14,876,060)

NET ASSETS:
Beginning of period...................................      64,696,401         79,572,461
                                                          ------------       ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $541,544 and $998,833, respectively)..............    $ 51,869,386       $ 64,696,401
                                                          ============       ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

NOTES TO FINANCIAL STATEMENTS January 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter High Income Advantage Trust III (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Trust was organized as a Massachusetts business trust on November 23, 1988 and commenced operations on February 28, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Trust's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 2000 aggregated $22,329,272 and $23,322,730, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Trust's transfer agent. At January 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $100.

4. SHARES OF BENEFICIAL INTEREST

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, January 31, 1998, 1999.............................  12,876,779   $128,768    $120,947,519
Treasury shares purchased and retired (weighted average
 discount 4.39%)*...........................................     (39,000)      (390)       (150,955)
Reclassification due to permanent book/tax differences......          --         --      (9,647,656)
                                                              ----------   --------    ------------
Balance, January 31, 2000...................................  12,837,779   $128,378    $111,148,908
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

   DECLARATION      AMOUNT          RECORD            PAYABLE
      DATE         PER SHARE         DATE              DATE
-----------------  ---------   ----------------  -----------------
January 25, 2000    $0.055     February 4, 2000  February 18, 2000
February 22, 2000   $0.055      March 3, 2000     March 17, 2000

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

6. FEDERAL INCOME TAX STATUS

At January 31, 2000, the Trust had a net capital loss carryover of approximately $30,596,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through January 31 of the following years:

                                  AMOUNT IN THOUSANDS
---------------------------------------------------------------------------------------
        2002              2003       2004       2005       2006       2007       2008
---------------------   --------   --------   --------   --------   --------   --------
       $3,256           $10,665     $4,258     $3,007     $5,910     $1,633     $1,867
       ======           =======     ======     ======     ======     ======     ======

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $7,000 during fiscal 1999.

As of January 31, 2000, the Trust had temporary book/tax differences attributable to post-October losses, capital loss deferrals on wash sales and interest on bonds in default and permanent book/tax differences attributable to an expired capital loss carryover. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated net realized loss was credited $9,647,656.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                       FOR THE YEAR ENDED JANUARY 31
                                                              -----------------------------------------------
                                                               2000      1999      1998      1997      1996
-------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................   $ 5.02    $ 6.18    $ 6.11    $ 6.39    $ 6.12
                                                               ------    ------    ------    ------    ------

Income (loss) from investment operations:
 Net investment income......................................     0.66      0.72      0.78      0.77      0.75
 Net realized and unrealized gain (loss)....................    (0.94)    (1.16)     0.05     (0.26)     0.24
                                                               ------    ------    ------    ------    ------

Total income (loss) from investment operations..............    (0.28)    (0.44)     0.83      0.51      0.99
                                                               ------    ------    ------    ------    ------

Less dividends from net investment income...................    (0.70)    (0.72)    (0.76)    (0.79)    (0.72)
                                                               ------    ------    ------    ------    ------

Net asset value, end of period..............................   $ 4.04    $ 5.02    $ 6.18    $ 6.11    $ 6.39
                                                               ======    ======    ======    ======    ======

Market value, end of period.................................   $4.188    $5.938    $7.375    $ 7.00    $ 6.75
                                                               ======    ======    ======    ======    ======

TOTAL RETURN+...............................................   (19.47)%  (10.59)%   16.86%    16.03%    15.31%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     1.08%     1.05%     0.96%     0.98%     1.00%

Net investment income.......................................    14.78%    12.61%    12.70%    12.13%    11.80%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $51,869   $64,696   $79,572   $78,707   $82,277

Portfolio turnover rate.....................................       40%       81%      113%      161%       78%

---------------------
+ Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter High Income Advantage Trust III (the "Trust"), at January 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
March 7, 2000

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
HIGH INCOME
ADVANTAGE
TRUST III

Annual Report
January 31, 2000